Exhibit 99.1

Contacts:

Media	Investor Relations
Stacey Jones	Sean Meakim
(980) 378-6258	(704) 627-6200
Stacey.Jones@honeywell.com	Sean.Meakim@honeywell.com

Honeywell Announces CEO and Board Chair for Aerospace Spin-off

•Jim Currier to serve as President and CEO and Craig Arnold to serve as Chairman of the Board
•Independent company will be one of the largest publicly listed pure-play aerospace suppliers
•Honeywell Aerospace spin-off remains on track for completion in H2 2026

CHARLOTTE, N.C., Nov. 3, 2025 -- Honeywell (NASDAQ: HON) today announced the appointment of Jim Currier as President and Chief Executive Officer of Honeywell Aerospace, which will become an independent, publicly traded company following its planned spin-off expected to be completed in the second half of 2026. Honeywell also announced that Craig Arnold has been selected to serve as Chairman of the Honeywell Aerospace Board of Directors.
Arnold will assume his role as non-executive Board Chair upon the completion of Honeywell Aerospace’s planned spin-off from Honeywell. In the interim, he will serve on Honeywell’s Board of Directors effective immediately.
As a standalone company, Honeywell Aerospace will be one of the largest publicly listed pure-play aerospace suppliers, with more than $15 billion in 2024 sales1. With leading positions in propulsion, cockpit and navigation systems and auxiliary power, Honeywell Aerospace’s technology is featured on virtually every commercial and defense aircraft platform worldwide, making it uniquely positioned to capitalize on long-term growth trends. The independent company will be headquartered in Phoenix, Arizona.
“Together, Jim and Craig bring extensive leadership experience and complementary industry expertise across aerospace and industrial operations that make them the ideal fit to lead Honeywell Aerospace in this new chapter,” said Vimal Kapur, Chairman and CEO of Honeywell. “As a pure-play aerospace supplier with a highly focused leadership team, Honeywell Aerospace will not only have greater flexibility to advance innovative new technologies but also to sharpen its strategic focus and optimize capital allocation as it delivers for stakeholders while continuing to shape the future of aviation.”
Currier has served as the President and CEO of the Honeywell Aerospace Technologies business since 2023. Previously, he spent nearly two decades in senior roles across the globe at Honeywell, including as President of the Electronic Solutions business, President of the company’s Aftermarket organization across Europe, Middle East, Africa and India, and Vice President of Airlines, North America. Under his leadership, the Aerospace Technologies business has strengthened its position as a leading aerospace and defense supplier.
1 Sales figure represents 2024 actual results.

“As a Honeywell veteran, Jim’s unmatched knowledge of our aerospace and defense business, our global customer base and our vast supply chain make him exceptionally well-suited to drive Honeywell Aerospace’s accelerated growth while unlocking further scale and efficiency,” added Kapur.
Arnold brings more than two decades of experience in senior leadership roles at industrial and technology businesses. Most recently, he served as Chairman and CEO of Eaton Corporation, where he drove the global intelligent power management company’s transformation through operational excellence, a strong corporate culture and disciplined capital allocation. He previously spent more than two decades at General Electric where he held international leadership roles across multiple businesses. He currently serves as lead director on the board of directors at Medtronic, Inc.
“Craig is a proven leader with a deep track record of delivering transformational results and driving continuous improvement that will enable him to provide strong strategic and governance oversight as Honeywell Aerospace evolves its business,” concluded Kapur.

Honeywell's Portfolio Optimization
On February 6, 2025, Honeywell announced its intent to pursue a full separation of its Aerospace Technologies business. The separation is expected to be completed in the second half of 2026, subject to certain customary conditions, including, among others, the filing and effectiveness of applicable filings (including a Form 10 registration statement) with the U.S. Securities and Exchange Commission, receipt of customary confirmation that the separation is expected to be tax-free to Honeywell's shareholders, and receipt of applicable regulatory and other customary approvals and final approval by Honeywell's board of directors. The announcement follows Honeywell’s earlier announcement on October 8, 2024 of its plan to spin off its Advanced Materials business, now known as Solstice Advanced Materials, which became an independent, U.S. publicly traded company on October 30, 2025.

About Honeywell
Honeywell is an integrated operating company serving a broad range of industries and geographies around the world, with a portfolio that is underpinned by our Honeywell Accelerator operating system and Honeywell Forge platform. As a trusted partner, we help organizations solve the world's toughest, most complex challenges, providing actionable solutions and innovations for aerospace, building automation, industrial automation, process automation, and process technology, that help make the world smarter and safer as well as more secure and sustainable. For more news and information on Honeywell, please visit www.honeywell.com/newsroom.

Forward-Looking Statements
We describe many of the trends and other factors that drive our business and future results in this release. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management's assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this release can or will be achieved. Some of the important factors that could cause Honeywell's actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of Honeywell to effect the spin-off transaction described above with respect to its Automation and Aerospace businesses and to meet the conditions related thereto; (ii) the possibility that the spin-off transaction with respect to Honeywell's Automation and Aerospace businesses will not be completed within the anticipated time period or at all; (iii) the possibility that the any of the spin-off transactions described above will not achieve their intended benefits; (iv) the impact of any of the spin-off transactions described above on Honeywell's businesses and the risk that any of the spin-off transactions described above may be more difficult, time-consuming or costly than expected, including the impact on Honeywell's resources, systems, procedures and controls, diversion of management's attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with any of the spin-off transactions described above; (vi) the uncertainty of the expected financial performance of Honeywell following completion of any of the spin-off transactions described above; (vii) negative effects of the pendency of the spin-off transaction described above with respect to its Automation and Aerospace businesses on the market price of Honeywell's securities and/or on the financial performance of Honeywell; (viii) the ability to achieve anticipated capital structures in connection with any of the spin-off transactions described above, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated credit ratings in connection with any of the spin-off transactions described above; (x) the ability to achieve anticipated tax treatments in connection with any of the spin-off transactions described above and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; and (xi) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with any of the spin-off transactions described above and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions. These forward-looking statements should be considered in light of the information included in this release, our Form 10-K and other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time.